UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

HILLENBRAND, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-33794	26-1342272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Hillenbrand, Inc. (“Hillenbrand” or the “Company”), on July 19, 2022, the Company’s indirect wholly owned subsidiary Hillenbrand Germany Holding GmbH entered into a put option agreement (the “Put Option Agreement”) with the majority equity owners (collectively, the “Majority Sellers”) of Linxis Group SAS, a company organized under the laws of France (“Linxis”).

Subsequently, on September 15, 2022, as contemplated by the Put Option Agreement and in accordance with the terms thereof, Hillenbrand France Acquisition Holdings SAS, a company organized under the laws of France and an indirect wholly-owned subsidiary of the Company (the “Purchaser”), entered into:

(1)	a securities purchase agreement (the “SPA”) with the Majority Sellers and the Additional Sellers (as defined in the SPA and, together with the Majority Sellers, the “Sellers”) in substantially the form attached to the Put Option Agreement, including certain ministerial amendments, governing the purchase of all of the issued and outstanding securities of Linxis and its subsidiaries, based upon an enterprise value of EURO 572 million and a resulting equity value expected to be approximately EURO 407 million (the “Acquisition”), and

(2)	as contemplated by the SPA, a warranty agreement (the “Warranty Agreement”) with the Sellers in substantially the form attached to the Put Option Agreement, including certain ministerial amendments.

Pursuant to the SPA, the Purchaser’s and the Sellers’ obligations to complete the Acquisition are subject to customary applicable regulatory approvals. Each of the SPA and the Warranty Agreement includes certain representations, warranties, and covenants of the parties thereto. The SPA also provides the Purchaser and the Sellers’ designated agent the right to terminate the SPA in the event that the closing conditions have not been satisfied by December 31, 2022. The Acquisition is expected to close before the end of calendar year 2022.

The foregoing descriptions of the SPA and Warranty Agreement do not purport to be complete and are qualified in their entirety by reference to the full text, respectively, of the SPA, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein, and of the Warranty Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 2.1	Securities Purchase Agreement, dated September 15, 2022, by and among Hillenbrand France Acquisition Holdings SAS, as purchaser, and Iberis International S.À R.L, Mr. Timothy Cook, Mr. Didier Soumet and the other sellers party thereto, collectively, as sellers.(1)

Exhibit 10.1	Warranty Agreement, dated September 15, 2022, by and among Hillenbrand France Acquisition Holdings SAS and the sellers identified therein.(1)

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

(1) Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hillenbrand hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Throughout this report, we make a number of “forward-looking statements,” including statements regarding the proposed acquisition of Linxis (the “Proposed Transaction”), that are within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future sales, earnings, cash flow, results of operations, uses of cash, and financings, including in all cases with respect to the impact of the Linxis acquisition, share repurchases, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, and projected costs or savings or transactions of the Company, Linxis, or the combined company following the Proposed Transaction (the “Combined Company”), any or all of which might or might not happen in the future, the anticipated benefits of the Proposed Transaction, including estimated synergies, and the expected timing of completion of the Proposed Transaction, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position
become	pursue	estimate	will	forecast	continue	could	anticipate	remain
target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward-looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point:  Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: risks related to the Russian Federation’s invasion of Ukraine (referred to herein as the “Ukraine War”) and resulting geopolitical instability and uncertainty, which could have a negative impact on our or Linxis’ ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the impact of contagious diseases such as the COVID-19 pandemic and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruption, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s or Linxis’ credit quality, closure or temporary interruption of the Company’s, Linxis’, or their respective suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates; loss of human capital or personnel, and general economic calamities; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; increasing competition for highly skilled and talented workers as well as labor shortages; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; risks that the integration of Linxis, Milacron or other acquired businesses disrupts current operations or poses potential difficulties in employee retention or otherwise affects financial or operating results; the ability to recognize the benefits of the Proposed Transaction, the acquisition of Milacron or any other acquisition or disposition, including potential synergies and cost savings or the failure of the Company or any acquired company to achieve its plans and objectives generally; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price or from nontraditional sources in the death care industry; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; the impact of incurring significant amounts of indebtedness and any inability of the Company or Linxis to respond to changes in its business or make future desirable acquisitions; the ability of the Company, Linxis, or the Combined Company to comply with financial or other covenants in debt agreements; global market and economic conditions, including those related to the financial markets; our level of international sales and operations; cyclical demand for industrial capital goods; continued fluctuations in mortality rates and increased cremations; the dependence of our business units on relationships with several large customers and providers; competition faced by our Batesville business from non-traditional sources; the impact to the Company’s, Linxis’, or the Combined Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax-related matters; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock; the ability of Linxis to favorably complete the works council consultation process and the ability of Linxis and the Company to satisfy the other conditions to the closing of the Proposed Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the Company and Linxis to terminate any binding agreements; negative effects of the announcement or the consummation of the Proposed Transaction on the market price of the Company’s common stock or on its or Linxis’ business, financial condition, results of operations and financial performance (including the ability of Linxis to maintain relationships with its customers, suppliers and others with whom it does business); uncertainties as to access to available financing for the Proposed Transaction on a timely basis and on reasonable terms; the impact of the additional indebtedness the Company will incur in connection with the Proposed Transaction; significant transaction costs and/or unknown liabilities of the Proposed Transaction; the possibility that the anticipated benefits from the Proposed Transaction cannot be realized by the Company in full or at all or may take longer to realize than expected; risks related to diversion of Linxis’ management’s attention from Linxis’ ongoing business operations due to the Proposed Transaction; risks associated with contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Linxis’ operations with those of the Company will be greater than expected; and the ability of Linxis and the Combined Company to retain and hire key personnel..

There can be no assurance that the Proposed Transaction or any other transaction described above will in fact be consummated in the manner described or at all. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of these and other factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”) on November 17, 2021, and in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 3, 2022. The forward-looking information in this report speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2022	HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer